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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): June 3, 2004


                  CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of June 1, 2004, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2004-
                  15, Mortgage Pass-Through Certificates, Series
                  2004-15).


                                   CWMBS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      333-109248                  95-4449516
-----------------------------    ------------------       --------------------
(State of Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)



                   4500 Park Granada
                   Calabasas, California                          91302
          ---------------------------------------             ------------
                  (Address of Principal                         (Zip Code)
                  Executive Offices)


        Registrant's telephone number, including area code (818) 225-3240
                                                           ----- --------


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Item 5.  Other Events and Regulation FD Disclosure.
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Filing of Computational Materials
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         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 2004-15.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-15 (the "Certificates"), Countrywide Securities Corporation ("CSC"), as the underwriter of certain of the certificates, has prepared certain Computational Materials (as defined below) for distribution to its potential investors. Although the Company provided CSC with certain information regarding the expected characteristics of the Mortgage Loans, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any of the Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the Mortgage Loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

         The Computational Materials have been provided by CSC. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Mortgage Pass-Through Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for all investors.

         In addition, the actual characteristics and performance of the Mortgage Loans may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

         The Computational Materials listed as Exhibit 99.1 are attached hereto.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                    99.1     Computational Materials dated June 3, 2004.


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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWMBS, INC.




                                                   By: /s/ Darren Bigby
                                                       -----------------------
                                                   Darren Bigby
                                                   Vice President


Dated:  June 7, 2004



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                                  Exhibit Index
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Exhibit                                                                 Page
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99.1     Computational Materials dated June 3, 2004.                      6



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EXHIBIT 99.1
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                   Computational Materials dated June 3, 2004.




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